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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated January 17, 2003 relating to the financial statements, which appears in URS Corporation's Annual Report on Form 10-K/A for the year ended October 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                        /s/ PricewaterhouseCoopers LLP


August 1, 2003
San Francisco, California